TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2
dated November 16, 2018
to the Statement of Additional Information (“SAI”)
dated May 1, 2018, as supplemented through August 1, 2018

Portfolio management changes

The portfolio management team of the TIAA-CREF Life Large-Cap Value Fund (the “Fund”) has changed. Accordingly, effective immediately, the following hereby replaces in its entirety the entry for the Fund in the chart currently appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Funds’ portfolio management” on page 42 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Large-Cap Value Fund
Charles J. Carr, CFA*	0	0	0	$0	$0	$0	$0
Richard Cutler*	2	0	0	$11,611	$0	$0	$0

* This information is as of September 30, 2018.

A40419 (11/18)